Prepayments - Schedule of Prepayments (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Prepayments [Abstract]
Prepayment to suppliers	[1]	$ 12,071	$ 21,569
Prepaid acquisition consideration	[2]	4,100	4,100
Others		96	373
Prepayments		$ 16,267	$ 26,042

[1]	Prepayment to suppliers primarily represented (i) hosting services fee, hash rate fee and other service fees prepaid to suppliers for which the relevant services have not been rendered; (ii) prepaid mining equipment procurement fee for which the equipment has not been delivered as of the period end.
[2]	In 2024 and 2025, the Company made prepayments for the acquisition of a mining facility.